                            GLOBAL STRUCTURED FINANCE

                                   BAFC 2005-2
                           GROUP 2 - 30YR SUPER JUMBO

                               MAR 28, 2005 13:32
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1. GENERAL POOL CHARACTERISTICS

Pool Size: $96,147,738.19
Total Orig. Bal.: $96,627,055.00
Loan Count: 83
Cutoff Date: 2005-03-01
Avg. Cut-Off Balance: $1,158,406.48
Avg. Orig. Balance: $1,164,181.39
% Conforming: 0.00%
W.A. FICO: 722
W.A. Orig. LTV: 61.96%
W.A. Cut-Off LTV: 61.65%
Earliest Orig. Date: 2004-04-17
Latest Maturity Date: 2035-02-01
W.A. Gross Coupon: 6.0169%
W.A. Servicing Fee: 0.2500%
W.A. Master Servicing Fee:
W.A. Net Coupon: 5.7594%
W.A. Pass-Through Rate: 5.7500%
W.A. Orig. Term: 359.7 months
W.A. Rem. Term: 355.7 months
W.A. Age: 4.0 months
% OLTV over 80: 0.00%
% OLTV over 95: 0.00%
% OLTV over 100: 0.00%
% with PMI: 0.00%
% with Pledged Asset: 0.00%
% OLTV over 80 with PMI/PA: 0.00%
W.A. MI Coverage:
W.A. MI Adjusted COLTV: 61.65%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% with Buy Downs: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 3.61%

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2. ORIGINAL BALANCE

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ORIGINAL BALANCE             PERCENT
------------------------------------
1,000,000 - 1,499,999         81.41%
1,500,000 >=                  18.59
TOTAL:                       100.00%
------------------------------------

Average: $1,164,181.39
Lowest: $1,000,000.00
Highest: $2,500,000.00

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3. PRODUCT TYPE

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PRODUCT TYPE         PERCENT
----------------------------
30 YR FIXED           98.76%
28 YR FIXED            1.24
TOTAL:               100.00%
----------------------------

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4. LIEN POSITION

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LIEN POSITION       PERCENT
---------------------------
1                   100.00%
TOTAL:              100.00%

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5. CUT-OFF BALANCE

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CUT-OFF BALANCE             PERCENT
-----------------------------------
900,000 - 949,999              0.97%
950,000 - 999,999             56.97
1,000,000 - 1,499,999         29.70
>= 1,500,000                  12.37
TOTAL:                       100.00%
-----------------------------------

Average: $1,158,406.48
Lowest: $932,757.69
Highest: $2,484,676.15

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6. COUPON

----------------------
COUPON         PERCENT
----------------------
5.500            2.27%
5.625            3.36
5.750           11.87
5.875           27.47
6.000           20.03
6.125           12.33
6.250           11.91
6.375            4.08
6.500            2.28
6.750            4.39
TOTAL:         100.00%
----------------------

W.A.: 6.017
Lowest: 5.500
Highest: 6.750

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7. CREDIT SCORE

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CREDIT SCORE        PERCENT
---------------------------
750 - 799            24.99%
700 - 749            43.31
650 - 699            29.63
600 - 649             1.04
N/A                   1.04
TOTAL:              100.00%
---------------------------

W.A.: 722
Lowest: 635
Highest: 792

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8. INDEX

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INDEX       PERCENT
-------------------
FIX         100.00%
TOTAL:      100.00%
-------------------

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9. LOAN PURPOSE

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LOAN PURPOSE         PERCENT
-----------------------------
Purchase               58.04%
R/T Refi               34.29
C/O Refi                7.67
TOTAL:                100.00%
-----------------------------

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10. PROPERTY TYPE

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PROPERTY TYPE        PERCENT
-----------------------------
SFR                    80.14%
PUD                    12.11
Condo                   5.67
3-Family                1.04
Cooperative             1.03
TOTAL:                100.00%
-----------------------------

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11. STATE

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STATE            PERCENT
-------------------------
California         24.15%
New York           12.52
New Jersey         11.08
Florida             7.13
Texas               4.17
Other              40.95
TOTAL:            100.00%
-------------------------

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12. CALIFORNIA

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CALIFORNIA      PERCENT
------------------------
Northern          12.89%
Southern          87.11
TOTAL:           100.00%
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13. ZIP CODE

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ZIP CODE        PERCENT
------------------------
90049              3.61%
92651              3.61
07458              2.58
22102              2.57
92625              2.52
Other             85.10
TOTAL:           100.00%
------------------------

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14. OCCUPANCY STATUS

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OCCUPANCY STATUS       PERCENT
-------------------------------
Primary                  88.92%
Secondary                11.08
TOTAL:                  100.00%
-------------------------------

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15. BUY DOWN

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-----------------------
BUY DOWN       PERCENT
-----------------------
N               100.00%
TOTAL:          100.00%
-----------------------

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16. DOCUMENTATION

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DOCUMENTATION         PERCENT
------------------------------
Full                    64.60%
Full/Alt                 7.76
Asset Only               6.93
Streamline               5.46
Income Only              5.18
Low                      3.37
Limited                  2.57
Alternative              2.07
Stated/Voa               2.06
TOTAL:                 100.00%
------------------------------

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17. ORIGINAL LTV

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ORIGINAL LTV         PERCENT
-----------------------------
15.01 - 20.00           1.03%
20.01 - 25.00           1.04
25.01 - 30.00           2.07
35.01 - 40.00           1.04
45.01 - 50.00           3.22
50.01 - 55.00          14.96
55.01 - 60.00          13.33
60.01 - 65.00          20.56
65.01 - 70.00          23.43
70.01 - 75.00          11.50
75.01 - 80.00           7.84
TOTAL:                100.00%
-----------------------------
W.A.: 61.96%
Lowest: 17.54%
Highest: 80.00%

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18. CUT-OFF LTV

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CUT-OFF LTV          PERCENT
----------------------------
15.01 - 20.00          1.03%
20.01 - 25.00          1.04
25.01 - 30.00          2.07
30.01 - 35.00          1.04
45.01 - 50.00          3.22
50.01 - 55.00         14.96
55.01 - 60.00         13.33
60.01 - 65.00         20.56
65.01 - 70.00         24.40
70.01 - 75.00         10.53
75.01 - 80.00          7.84
TOTAL:              100.00%

W.A.: 61.65%
Lowest: 17.45%
Highest: 79.84%

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19. MI PROVIDER

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MI PROVIDER      PERCENT
-------------------------
NONE              100.00%
TOTAL:            100.00%
-------------------------

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20. APPRAISAL METHOD

---------------------------------
APPRAISAL METHOD         PERCENT
---------------------------------
2055E                       1.04%
2055IE                      2.08
2070IE                      1.04
Drive-By Form 704           1.31
Full                       82.15
URAR Form 1004             12.39
TOTAL:                    100.00%
---------------------------------

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21. DELINQUENCY*

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DELINQUENCY*       PERCENT
---------------------------
0-29 days           100.00%
TOTAL:              100.00%
---------------------------

* OTS method

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22. ORIGINAL TERM

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ORIGINAL TERM      PERCENT
---------------------------
334                   1.24%
360                  98.76
TOTAL:              100.00%
---------------------------

W.A.: 359.7 months
Lowest: 334 months
Highest: 360 months

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23. CUT-OFF REMAINING TERM

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CUT-OFF REMAINING TERM         PERCENT
---------------------------------------
301 - 342                         1.24%
349 - 354                        18.43
355 - 360                        80.32
TOTAL:                          100.00%
---------------------------------------

W.A.: 355.7 months
Lowest: 331 months
Highest: 359 months

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24. CUT-OFF LOAN AGE

---------------------------------
CUT-OFF LOAN AGE         PERCENT
---------------------------------
1 - 6                      86.67%
7 - 12                     13.33
TOTAL:                    100.00%
---------------------------------

W.A.: 4.0 months
Lowest: 1 months
Highest: 10 months

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Banc of America Securities LLC

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